Exhibit 99.1

NOVATEL WIRELESS TO HOST THIRD QUARTER EARNINGS

CONFERENCE CALL TODAY

SAN DIEGO, CA — Nov. 20, 2008 — Novatel Wireless, Inc. (Nasdaq: NVTL), a leading provider of wireless broadband access solutions, will host a conference call today to review its financial results for the third quarter ended September 30, 2008 and discuss management’s outlook for the fourth quarter of 2008.

As reported in the Company’s quarterly report on Form 10-Q filed on November 17, 2008, revenues for the third quarter of 2008 were approximately $78.4 million compared to $104.6 million in the third quarter of the prior year. GAAP net loss was approximately $1.0 million, or $0.03 per diluted share, including $1.4 million in stock-based compensation expenses, net of taxes. These results compare to GAAP net income of $9.2 million, or $0.28 per diluted share, in the prior year period. Excluding FAS 123R stock-based compensation charges, third quarter 2008 non-GAAP net income was $307,000, or $0.01 per diluted share, compared to non-GAAP net income of $10.3 million, or $0.31 per diluted share, for the prior year period. Third quarter GAAP and non-GAAP results, on a pre-tax basis, include approximately $1.3 million of G&A fees and expenses related to outside professionals in connection with the previously announced accounting review.

“Current economic conditions have led operators to shorten order times and reduce initial stocking orders for new products impacting our visibility for the fourth quarter,” said Peter V. Leparulo, chairman and CEO of Novatel Wireless. “At the same time, we continue to see solid demand from the majority of our core customers. We are encouraged by their response to our new product pipeline which we believe will have a positive impact on our 2009 results. During the third quarter, we executed on our product introduction plans in Europe and met the required milestones that will set the stage for fourth quarter product launches with major customers in North America. Going forward, we will continue to stay the course with our core products and bring to market a whole new category of devices in early 2009 that will change the way people work and stay connected. We believe these initiatives will make Novatel Wireless a much stronger company in 2009 and beyond,” added Mr. Leparulo.

Novatel Wireless Reports Third Quarter 2008 Results	Page 2 of 5

Fourth Quarter 2008 Business Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release. A more detailed description of these risk factors is included in the reports filed by the Company with the Securities and Exchange Commission (SEC).

The following table summarizes the Company’s financial guidance for the fourth quarter of 2008, which is based on the Company’s current business outlook as of the date of this press release. Non-GAAP earnings per diluted share are based on a projected tax rate of 40% and exclude FAS 123R share-based compensation expenses.

Fourth Quarter
2008

Revenue (in millions)	$60 - $70 million
GAAP Earnings Per Share, Diluted	$(0.06) - $(0.03)
Gross Margin	22% - 23%
Adjustment:
Share-based compensation expense, net of income taxes	$0.05 - $0.05

Non-GAAP Earnings Per Share, Diluted	$(0.01) - $0.02

Conference Call Information

The Company will host a conference call and live webcast for analysts and investors at 5:00 p.m. EST on Thursday, November 20, 2008. During the call, management will discuss the Company’s results for the third quarter and the outlook for future periods. Parties in the United States and Canada, may call 800-240-4186 to access the conference call. International parties can access the call at 303-262-2163.

Novatel Wireless will offer a live webcast of the conference call, which will include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Company’s website at www.novatelwireless.com. The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available for two days beginning two hours after the call. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter pass code 11121462. International parties should call 303-590-3000 and enter pass code 11121462.

Novatel Wireless Reports Third Quarter 2008 Results	Page 3 of 5

About Novatel Wireless

Novatel Wireless, Inc. is revolutionizing wireless communications. The Company is a leader in the design and development of innovative wireless broadband access solutions based on 3G WCDMA (HSDPA & UMTS), CDMA and GSM technologies. Novatel Wireless’ MerlinTM PC Cards and ExpressCards, Expedite® Embedded Modules, MobiLinkTM Communications Software Suite, OvationTM Fixed Mobile Convergence Products and ConversaTM Software Suite enable high-speed wireless Internet access. The company delivers innovative 3G solutions to operators, distributors and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com. (NVTLG)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this release related to our outlook for the fourth quarter of 2008 is forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations.

Factors that could cause actual results to differ materially from Novatel Wireless’ expectations are set forth as risk factors in the Company’s SEC reports and filings and include (1) the future demand for wireless broadband access to data, (2) the growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies including 3G standards, (4) continued acceptance of the Company’s current products and market demand for the Company’s anticipated new product offerings later in 2008 and in 2009, (5) increased competition and pricing pressure from current or new wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) dependence on a small number of customers, (11) the effect of changes in accounting standards and in aspects of our critical accounting policies and (12) the Company’s plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

These factors, as well as other factors described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Novatel Wireless Reports Third Quarter 2008 Results	Page 4 of 5

Non-GAAP Financial Measures

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP net income and diluted earnings per share exclude share-based compensation expenses, net of income taxes. Non-GAAP net income and diluted earnings per share assume a tax rate which management believes reflects its long-term effective tax rate. Novatel Wireless uses these non-GAAP financial measures internally in analyzing its financial results and making operating decisions and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Novatel Wireless’ industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income and diluted earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income and diluted earnings per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and diluted earnings per share because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. The share-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP net income and diluted earnings per share, management excludes share-based compensation expenses to facilitate-comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s review, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and diluted earnings per share also facilitates a comparison of Novatel Wireless’s underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP net income and diluted earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP net income and diluted earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP net income and diluted earnings per share are:

•	Other companies, including other companies in our industry, may calculate non-GAAP net income and diluted earnings per share differently than we do, limiting their usefulness as a comparative tool.

Novatel Wireless Reports Third Quarter 2008 Results	Page 5 of 5

•

The Company’s income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP financial measures reflect the exclusion of share-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and diluted earnings per share. For more information, see the consolidated statements of operations and the “Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income” contained in this press release.

©2008 Novatel Wireless. All rights reserved. The Novatel Wireless logo, Merlin, Expedite, MobiLink, Ovation and Conversa are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

For more information, contact:

Contacts:

Julie Cunningham

Vice President, IR & Communications

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.co

NOVATEL WIRELESS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$79,121	$84,600
Marketable securities	57,498	68,412
Accounts receivable, net	44,139	71,943
Inventories	30,363	25,876
Deferred tax assets, net	8,170	8,717
Prepaid expenses and other	11,001	4,461

Total current assets	230,292	264,009
Property and equipment, net	22,106	22,151
Marketable securities	6,838	—
Intangible assets, net	1,507	1,535
Deferred tax assets, net	9,793	8,619
Other assets	248	315

	$270,784	$296,629

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,311	$38,547
Accrued expenses	24,031	24,475
Accrued income taxes	—	296

Total current liabilities	52,342	63,318
Capital lease obligations, long-term	286	362
Other long-term liabilities	18,887	15,204

Total liabilities	71,515	78,884

Stockholders’ equity:
Common stock	30	33
Additional paid-in capital	405,878	400,786
Accumulated other comprehensive income (loss)	(239)	65
Accumulated deficit	(181,400)	(183,139)

	224,269	217,745
Less cost of common stock in treasury	(25,000)	—

Total stockholders’ equity	199,269	217,745

	$270,784	$296,629

NOVATEL WIRELESS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Revenue	$78,398	$104,616	$255,858	$311,891
Cost of revenue	61,735	73,604	194,806	216,266

Gross margin	16,663	31,012	61,052	95,625

Operating costs and expenses:
Research and development	9,132	9,703	27,569	28,622
Sales and marketing	4,260	4,858	14,726	15,550
General and administrative	5,711	3,855	18,204	12,466

Total operating costs and expenses	19,103	18,416	60,499	56,638

Operating income (loss)	(2,440)	12,596	553	38,987
Other income (expense):
Interest income, net	956	1,716	3,513	3,958
Other income (expense), net	(608)	136	(138)	510

Income (loss) before income taxes	(2,092)	14,448	3,928	43,455
Income tax expense (benefit)	(1,046)	5,253	2,189	16,193

Net income (loss)	$(1,046)	$9,195	$1,739	27,262

Per share data:
Net income (loss) per share:
Basic	$(0.03)	$0.29	$0.06	$0.88
Diluted	$(0.03)	$0.28	$0.06	$0.86
Weighted average shares used in computation of basic and diluted net income (loss) per share:
Basic	30,397	32,255	31,440	31,008
Diluted	30,397	32,954	31,613	31,605

Novatel Wireless, Inc.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Three Months Ended September 30, 2008

(in thousands, except per share data)

(unaudited)

	Net income (loss)	Net income (loss) per share, diluted
GAAP	$(1,046)	$(0.03)
Share-based compensation expense, net of income taxes	1,353	0.04

Non-GAAP	$307	$0.01

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Novatel Wireless, Inc.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Three Months Ended September 30, 2008

(in thousands, except per share data)

(unaudited)

	GAAP	Adjustments (a)	Non-GAAP
Revenue	$78,398		$78,398
Cost of revenue	61,735	$(154)	61,581

Gross margin	16,663	154	16,817
Operating costs and expenses
Research and development	9,132	(541)	8,591
Sales and marketing	4,260	(251)	4,009
General and administrative	5,711	(674)	5,037

Total operating costs and expenses	19,103	(1,466)	17,637

Operating income (loss)	(2,440)	1,620	(820)
Other income (expense):
Interest income, net	956		956
Other income (expense), net	(608)		(608)

Income (loss) before income taxes	(2,092)	1,620	(472)
Income tax expense (benefit)	(1,046)	267	(779)

Net income (loss)	$(1,046)	$1,353	$307

Per share data:
Net income (loss) per share:
Basic	$(0.03)	$0.04	$0.01
Diluted	$(0.03)	$0.04	$0.01
Weighted average shares used in computation of basic and diluted net income (loss) per share:
Basic	30,397	30,397	30,397
Diluted	30,397	30,397	30,397

(a)	Adjustments reflect stock-based compensation expense recorded under SFAS 123R, and its effect on income taxes.

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.